EXHIBIT 32.1

CERTIFICATION
PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)
UNDER THE SECURITIES AND EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB/A (the "Report") of Diamond Entertainment Corporation (the "Company") for the quarter ended December 31, 2006, I, Mulugetta Bezzabeh, Phd, Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:      /s/ Mulugetta Bezzabeh, Phd
            Mulugetta Bezzabeh, Phd
Title:   Principal Financial Officer
Date:   July 3, 2008